Fair Value Measurement - Summary of Financial Instruments Carried On Consolidated Balance Sheet at Fair Value (Parenthetical) (Detail) - At fair value [member] - CAD ($) $ in Millions	Jan. 31, 2026	Oct. 31, 2025
Disclosures Of Fair Value Hierarchy Of Financial Assets And Financial Liabilities [Line items]
Deposits designated at FVTPL	$ 45,292	$ 43,723
Derivative instrument liabilities	423	313
Other liabilities designated at FVTPL	8	8
Other financial liabilities measured at fair value	$ 281	$ 220